UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, DC 20549


                         FORM 8-K

                      CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15 (d) OF THE
              SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) February 13, 1997


                 TRIARC COMPANIES, INC.
   --------------------------------------------------
 (Exact name of registrant as specified in its charter)


      DELAWARE               1-2207              38-0471180
      -----------------      --------------      --------------
      (State or other        (Commission         (I.R.S. Employer
      jurisdiction of        File No.)           Identification No.)
      incorporation of
      organization)


      280 Park Avenue
      New York, NY                                 10017
      ---------------------------                  -----------------
      (Address of principal executive office)      (Zip Code)


      Registrant's telephone number, including area code:   (212)  451-3000


       900 Third Avenue
       New York, NY                                 10022
       ------------------------------               -----------------
       (Former name  or former address,             (Zip Code)
       if changed since last report)


                     Page 1 of 4 Pages
            Index to Exhibits appears on Page 4


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Item 5.  Other Events

On February 13, 1997, Arby's Inc. ("Arby's"), Arby's Restaurant Development Corporation ("ARDC"), Arby's Restaurant Holding Company ("ARHC") and Arby's Restaurant Operations Company ("AROC"), each an indirect wholly-owned subsidiary of the Registrant, entered into a stock purchase agreement with RTM, Inc. ("RTM") and RTM Partners, Inc. ("Holdco") pursuant to which Holdco would acquire all of the stock of two corporations ("Newco") owning all of the 355 Arby's restaurants owned by the Registrant and its subsidiaries. The purchase price is approximately $71 million, consisting of $50,000 cash, a promissory note in the face amount of $1,950,000 and the assumption of approximately $69 million in mortgage indebtedness and capitalized lease obligations. The consummation of the transaction is subject to customary closing conditions, including receipt of necessary consents and regulatory approvals.

In connection with the transaction, the sellers will receive options to purchase from Holdco up to an aggregate of 20% of the common stock of each of the two corporations that will own the restaurants. RTM, Holdco and two affiliated entities also entered into a guarantee in favor of the sellers and the Registrant guaranteeing payment of the assumed debt obligations. As part of the transaction, RTM has also agreed to cause Newco to build an additional 190 Arby's restaurants over the next 14 years pursuant to a development agreement. This is in addition to a previous commitment RTM entered into last year to build an additional 210 Arby's restaurants.

A copy of the press release, the stock purchase agreement and the forms of option, guaranty and development agreement are being filed herewith as exhibits and are incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     10.1 Stock Purchase Agreement dated February 13, 1997 among Arby's, ARDC, ARHC, AROC, RTM and Holdco.

     10.2 Form of Option granted by Holdco in favor of ARDC, ARHC and AROC.

     10.3 Form of Guaranty by RTM, Holdco, RTM Management Co., LLC and Triarc Restaurants Disposition 1, Inc. ("Newco") in favor of Arby's, ARDC, ARHC, AROC and the Registrant.

     10.4 Form of Development Agreement between Arby's and Newco.

     99.1 Press release dated February 13, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              TRIARC COMPANIES, INC.



                          By:  /s/ Brian L.  Schorr
                               -----------------------------------------
                               Brian L. Schorr, Executive Vice President


Dated:  February 20, 1997



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                     INDEX TO EXHIBITS


                          Exhibit


10.1 Stock Purchase Agreement dated February 13, 1997 among Arby's, ARDC, ARHC, AROC, RTM and Holdco is incorporated herein by reference to
        Exhibit 10.1 to the current report on Form 8-K dated February 13, 1997 filed by RC/Arby's Corporation (SEC file No. 0-20286) (the "RCAC 8-K").

10.2 Form of Option granted by Holdco in favor of ARDC, ARHC and AROC is incorporated herein by reference to Exhibit 10.2 to the RCAC 8-K.

10.3 Form of Guaranty by RTM, Holdco, RTM Management Co. LLC and Triarc Restaurants Disposition 1, Inc. ("Newco") in favor of Arby's, ARDC, ARHC, AROC and the Registrant is incorporated herein by reference to
         Exhibit 10.3 to the RCAC 8-K.

10.4 Form of Development Agreement between Arby's and Newco is incorporated herein by reference to Exhibit 10.4 to the RCAC 8-K.

99.1 Press release dated February 13, 1997 is incorporated herein by reference to Exhibit 99.1 to the RCAC 8-K.



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